UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 17, 2015
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

		Page
Item 5.07	Submission of Matters to a Vote of Security Holders	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders
Item 5.07(b).
In Rayonier Advanced Materials Inc.'s (the “Company”) proxy statement provided to stockholders in connection with the Company's 2015 annual meeting of stockholders (the “Annual Meeting”), the Board of Directors recommended that stockholders vote, on an advisory (non-binding) basis, in favor of an annual frequency for future “say-on-pay” votes to approve the compensation paid to the named executive officers as disclosed in the Company's proxy statements. On July 17, 2015, the Company's Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, approved an annual frequency for future say-on-pay votes.
The results of the stockholder votes at the Annual Meeting were disclosed by the Company in a Current Report on Form 8-K filed on May 20, 2015 (the “Original Report”). This Current Report on Form 8-K/A amends the Original Report solely for the purpose of disclosing the Company's decision on the frequency of future say-on-pay votes.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

July 17, 2015

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